SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



  Date of Report (Date of earliest event reported) October 9, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                    25-1229323
(State of other jurisdiction   (Commission File Number)     (IRS Employer
  of incorporation)                                       Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
    (Address of principal executive offices)                      (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


     ______________________________________________________
 (Former name or former address, if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Rapid HIV Detection Corp., a subsidiary of
          Pittsburgh-based BICO, Inc., announced that one week after Walter Reed Army Institute of Research placed their second order of InstantScreen Rapid
          HIV tests, they received an order for 1,000 tests from TRANSFER SC, a European procurement group.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  October 9, 2001


  EUROPEAN HUMANITARIAN GROUP ORDERS RAPID HIV TESTS FROM
     BICO SUBSIDIARY - RAPID HIV DETECTION CORPORATION

Pittsburgh, PA - October 9, 2001 - The world appears to  be
gravitating toward Pittsburgh-based BICO, Inc. (OCTBB:BIKO)
and  their subsidiary Rapid HIV Detection Corp.   One  week
after Walter Reed Army Institute of Research placed their second order of InstantScreen Rapid HIV tests, an order for 1,000 tests has come from a European procurement group.

     TRANSFER  SC, a procurement and logistics  cooperative
that  supports  humanitarian  organizations,  ordered   the
InstantScreen  tests  to be shipped to  Brussels,  Belgium.
TRANSFER  was  created  by  the international  humanitarian
organization  Medecins Sans Frontieres, or Doctors  Without
Borders,  which  provides  medical  aid  in  more  than  80
countries. MSF provides free and anonymous testing for HIV and offers psychological help and follow-up care.

     InstantScreen delivers the results of the HIV test in 5-30 seconds. In documented studies by Walter Reed Army
Institute; Noguchi Memorial Institute for Medical Research in Accra Ghana; World Health Organization; and the National
Institute for Virology in South Africa, InstantScreen has proven to be 100% accurate, showing 100% specificity and 100% sensitivity.

     BICO has the exclusive worldwide marketing rights to the test, which was developed and is manufactured by the German American Institute for Applied Research (GAIFAR) in
Potsdam, Germany.

     InstantScreen  is  being marketed outside the US while
GAIFAR goes  through the process of seeking  FDA  approval.
The purchase by the Belgium group is viewed as an important
milestone  since  it could open the door for  international
relief   agencies   to  become  familiar   with   and   use
InstantScreen as their test of choice.

     InstantScreen requires no special medical training, no extra equipment and needs no refrigeration, therefore it is perfect to screen large populations in areas such as Africa, India, South America, the Caribbean and Asia, where
HIV/AIDS is rampant.

     BICO  has its corporate offices in Pittsburgh, PA  and
is   involved   in  the  development  and  manufacture   of
biomedical  devices and environmental solutions. Subsidiary
Rapid HIV Detection Corp. is also located in Pittsburgh, PA
US,  Washington,  DC  US, United States  and  Accra,  Ghana
Africa.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR    RELATIONS   NEWSLINE   NUMBER:   1.800.357.6204
www.bico.com